Restricted cash	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Restricted cash

9	Restricted cash

Restricted cash balances refer to amounts held by the Company as a result of contractual obligations and specific agreements. As of December 31, 2025 and 2024, restricted cash operations were R$ 9,575 and R$ 37,715, respectively.

The amounts recorded in 2024 were mainly related to the agreements signed with the São Paulo Municipal Government (PMSP) and with URAE-1, which provided for the deduction of a portion of the revenue destined to the Municipal Fund for Environmental Sanitation and Infrastructure (FMSAI) to cover any defaults by public agencies. These amounts were redeemed throughout 2025, especially between October and November, resulting in the elimination of the balances linked to the agreements with the PMSP.